Acquisitions, Divestitures and Certain Investments	12 Months Ended
Dec. 31, 2012
Acquisitions, Divestitures and Certain Investments
4.	Acquisitions, Divestitures and Certain Investments

A. Acquisition of King Animal Health

Description of the Transaction and Fair Value of Consideration Transferred

On January 31, 2011 (the acquisition date), Pfizer completed its tender offer for the outstanding shares of common stock of King, including KAH, at a purchase price of $14.25 per share in cash and acquired approximately 92.5% of the outstanding shares. On February 28, 2011, Pfizer acquired all of the remaining shares of King for $14.25 per share in cash. As a result, the total fair value of consideration transferred by Pfizer for King was approximately $3.6 billion in cash ($3.2 billion, net of cash acquired), of which we estimate that approximately $345 million relates to KAH.

Recording of Assets Acquired and Liabilities Assumed

The assets acquired and liabilities assumed from King for KAH follow:

(MILLIONS OF DOLLARS)	Amounts recognized as of the acquisition date
Working capital deficit, excluding inventories(a)	$(11)
Inventories	104
Property, plant and equipment	94
Identifiable intangible assets	130
Net tax accounts	(10)
All other noncurrent assets and liabilities, net	(7)

Total identifiable net assets	300
Goodwill(b)	45

Net assets acquired/total consideration transferred	$345

(a)	Includes accounts receivable, other current assets, accounts payable and other current liabilities.
(b)

Goodwill recognized as of the acquisition date was attributable to all four of our geographic area operating segments. See Note 12A. Goodwill and Other Intangible Assets—Goodwill for additional information.

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $52 million, virtually all of which was expected to be collected.

As part of the acquisition, we assumed liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications that KAH incurred in the ordinary course of business. As of the acquisition date, we recorded approximately $11 million for environmental matters (including $4 million for asset retirement obligations), $9 million related to legal contingencies and $18 million related to uncertain tax positions.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of KAH includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of KAH with the operations of Zoetis;

•	any intangible assets that do not qualify for separate recognition, as well as future, yet unidentified projects and products; and

•	the value of the going-concern element of KAH’s existing businesses (the higher rate of return on the assembled collection of net assets than if we had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes (see Note 12A. Goodwill and Other Intangible Assets—Goodwill for additional information).

Actual and Pro Forma Impact of Acquisition

In 2011, from the acquisition date of January 31, 2011, KAH contributed $329 million in revenues. We are unable to provide the results of operations attributable to KAH as those operations were substantially integrated by mid-2011.

Assuming that the acquisition of KAH had occurred on January 1, 2010 (rather than the actual acquisition date of January 31, 2011), the unaudited pro forma combined revenues of Zoetis and KAH would have been $4,275 million in 2011 and $3,958 million in 2010. The unaudited pro forma combined revenues are based on the historical financial information of Zoetis and KAH, reflecting Zoetis and KAH revenues for a 12-month period and do not purport to project the future revenues of the combined company. We are unable to provide the unaudited pro forma net income/(loss) attributable to Zoetis for 2011 or 2010 as it is impracticable to determine the full year results of KAH, a former division of King, on a U.S. GAAP basis.

B. Other Acquisitions

In December 2010, Pfizer acquired Synbiotics Corporation (Synbiotics), a privately-owned company that was a leader in the development, manufacture and marketing of immunodiagnostic tests for companion and food production animals. The total consideration for this acquisition was approximately $20 million plus $4 million in assumed debt. In connection with this acquisition, we recorded approximately $9 million in Identifiable intangible assets, consisting of $8 million of developed technology rights and $1 million of in-process research and development, and approximately $10 million in Goodwill.

In May 2010, Pfizer acquired Microtek International, Inc. (Microtek), a company focused on delivering aquatic vaccines and diagnostics used in fish farming. The total consideration for this acquisition was approximately $6 million, which consisted of an upfront payment of $4 million and contingent consideration with an estimated acquisition-date fair value of about $2 million. In connection with this acquisition, we recorded approximately $4 million in Identifiable intangible assets, consisting of approximately $2 million in developed technology rights, and $2 million of in-process research and development.

In December 2009 (fiscal 2010), Pfizer acquired Vetnex Animal Health Ltd. (Vetnex), a privately-owned company focusing on poultry, livestock and companion animal healthcare in India. The total consideration for this acquisition was approximately $57 million plus $8 million in assumed debt. In connection with this acquisition, we recorded approximately $47 million in Identifiable intangible assets, consisting of approximately $38 million of developed technology rights and $9 million of in-process research and development, and approximately $19 million in Goodwill.

C. Divestitures

On October 15, 2009, Pfizer acquired all the outstanding equity of Wyeth, including Fort Dodge Animal Health (FDAH). In connection with the regulatory approval process of that acquisition, we were required to divest certain animal health assets:

•

In 2009, immediately following the acquisition date, we sold certain animal health products in the U.S., Canada, and to a lesser extent, Australia and South Africa, including intellectual property rights exclusive to North America as well as some manufacturing facilities and finished goods inventory. The transaction as it related to Europe closed in 2010. The product portfolio was composed of both livestock and companion animal products, virtually all of which were acquired from legacy Wyeth. The proceeds from the sale were approximately $580 million, net of transaction costs, and we recognized a $2 million gain as most of the assets sold had been recorded at fair value on the acquisition date. In 2010, we recognized a $15 million gain in Other (income)/deductions—net as a result of the resolution of the contingent consideration as prescribed in the agreement.

•

In early 2010, we sold certain animal health products in Australia, including intellectual property rights exclusive to Australia as well as a biological manufacturing facility and finished goods inventory. The product portfolio was composed of livestock products, all acquired from legacy Wyeth. The proceeds from the sale were approximately $10 million, net of transaction costs, and we recognized a $19 million loss on the sale in Other (income)/deductions—net, related to the inventory included in the transaction.

•

In mid-2010, we sold certain animal health products in Europe, including intellectual property rights exclusive to Europe as well as a manufacturing facility and finished goods inventory. The product portfolio was composed of both livestock and companion animal products from both legacy Wyeth and legacy Pfizer. The proceeds from the sale were approximately $145 million, net of transaction costs, and we recognized a $71 million gain in Other (income)/deductions—net on the sale related to the legacy Pfizer assets. In connection with this divestiture, we entered into transitional manufacturing service agreements with the buyer, which included certain purchasing and investment commitments related to the divested manufacturing facility. The incremental charges associated with these commitments were included in Cost of sales ($20 million in 2011 and $5 million in 2010) and Other (income)/deductions—net ($7 million in 2011).

•

In mid-2010, we sold certain animal health products in China. The product portfolio was composed of livestock vaccines from legacy Pfizer. The proceeds from the sale were approximately $38 million, net of transaction costs, and we recognized a $37 million gain in Other (income)/deductions—net on the sale.

In addition, there were smaller asset sales of products acquired from legacy Wyeth in Mexico (2010) and Korea (2011), for combined proceeds of about $2 million, with no gain or loss included in the financial statements.

All of the divestiture transactions required transitional supply and service agreements, including technology transfers, where necessary and appropriate, as well as other customary ancillary agreements.

It is possible that additional divestitures of animal health assets may be required based on the ongoing regulatory reviews in other jurisdictions, but they are not expected to be significant to our business.

D. Certain Investments

Formation of Jilin Pfizer Guoyuan Animal Health Co., Ltd.

In October 2011, Pfizer and Jilin Guoyuan Animal Health Company, Ltd. created a new company, Jilin Pfizer Guoyuan Animal Health Co., Ltd. (Jilin), which will focus on swine vaccine development and commercialization in China. In exchange for payments of approximately $14 million, we acquired a 45% equity interest in Jilin. We have determined that Jilin is a variable interest entity and that Zoetis is the primary beneficiary of Jilin since Zoetis (i) has the power to direct the activities of Jilin that most significantly impact Jilin’s economic performance, (ii) has the right to appoint the majority of the Board of Directors and (iii) has the obligation to absorb losses of Jilin that could potentially be significant to Jilin and the right to receive benefits from Jilin that could potentially be significant to Jilin. As such, since the formation of Jilin, we have included all of the operating results, assets, liabilities and cash flows of Jilin in our combined financial statements. The 55% interest held by Jilin Guoyuan Animal Health Company is reflected in our combined balance sheet as a noncontrolling interest. In connection with this investment, we recorded approximately $3 million in Identifiable intangible assets, consisting of a manufacturing license and an industrial land-use right in China, and approximately $10 million in Goodwill.